EXHIBIT 10.22

                             NOTE PURCHASE AGREEMENT

                                                                 January 20,1999

To the Purchasers
listed on attached
Schedule I

Dear Sirs:

     CELGENE CORPORATION (the "Company") wishes to confirm its arrangement with the Purchasers named on Schedule I to this Agreement (the "Purchasers" and singly each "Purchaser") in connection with the issuance to the Purchasers, against payment in immediately available funds of the purchase price of 100% of the principal amount thereof, of one or more senior convertible notes in the form attached hereto as Exhibit A (collectively the "Convertible Notes") in an aggregate principal amount of $15,000,000 and convertible initially into 833,400 fully paid and non-assessable shares (each a "Share") of the Company's Common Stock, par value $.01 per share (the "Common Stock"), subject to adjustment as set forth in the Convertible Notes.

     Simultaneously with the issuance of the Convertible Notes pursuant to this Agreement, the Company and the Purchasers have entered into a Registration Rights Agreement, dated as of the date hereof (the "Registration Rights Agreement"), pursuant to which the Company has agreed to register the Shares under certain circumstances. Any capitalized term not defined herein shall have the meaning ascribed to such term in the Convertible Notes.

     1. AGREEMENT TO ISSUE AND ACCEPT. On the basis of the representations and warranties made by the Company to induce the Purchasers to purchase the Convertible Notes and subject to the terms and conditions set forth herein, the Company will issue to each Purchaser, and each Purchaser will accept from the Company, the Convertible Notes in the principal amount specified opposite such Purchaser's name on Schedule I attached hereto at the purchase price of 100% of the principal amount thereof against payment of the above-specified purchase price therefor. The closing (the "Closing") of the issuance and acceptance of the Convertible Notes against such payment shall take place on the date hereof, at which time the Company shall deliver to each Purchaser the Convertible Notes, against delivery by each Purchaser of a wire transfer of the purchase price to the Company's account at PNC Bank New Jersey Trust, ABA No. 031000053, benefit Account No. 8511074024, for further credit to Account No. 42432012020943, Celgene Corporation, Attn: Lisa Goldhammer, Telephone No. (732) 220-3112. If at the Closing the Company shall fail to tender the Convertible Notes to each Purchaser as provided in this Section 1 or any of the conditions specified in
Section 5 shall not have been fulfilled to each Purchaser's satisfaction, each Purchaser, at its election, shall be relieved of all further obligations under this Agreement, without thereby waiving any rights each Purchaser may have by reason of such failure or such nonfulfillment.

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby makes the representations and warranties set forth on Annex II hereto to the Purchasers.

     3. AGREEMENTS OF PURCHASER. Each Purchaser covenants and agrees with the Company that:

          (a) Such Purchaser will not offer, sell, assign, hypothecate or otherwise transfer the Convertible Notes except (i) pursuant to an effective registration statement under the Securities Act of 1933 (the "Act"), (ii) to a person you reasonably believe to be an "accredited investor" within the meaning of Rule 501 under the Act, pursuant to an available exemption under the Act or
(iii) in offshore transactions within the meaning and meeting the requirements of Rule 903 under the Act.

          (b) Such Purchaser will not offer, sell, assign, hypothecate or otherwise transfer any Shares issued upon conversion of the Convertible Notes except (i) pursuant to an effective registration statement under the Act; (ii) to a person you reasonably believe to be an "accredited investor" within the meaning of Rule 501 under the Act, pursuant to an available exemption under the Act or (iii) in an offshore transaction within the meaning and meeting the requirements of Rule 903 under the Act.

          (c) Such Purchaser is an "accredited investor" within the meaning of Rule 501 under the Act.

          (d) During the period that the Company is prohibited from making an optional redemption under Section 1 of the Convertible Note, so long as a Purchaser holds a Convertible Note, such Purchaser shall not undertake any form of short sale, derivative or other transaction which has the effect of taking a "short position" in the Common Stock of the Company to hedge such Purchaser's investment in the Company, provided, however, that no affiliate of any Purchaser shall be subject to the provisions of this subsection 3(d). The covenant contained in this Section 3(d) shall be, subject to the limitations contained herein, binding on any holder of a Convertible Note.

          (e) Each Purchaser represents that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by such Purchaser to pay the purchase price of the Convertible Notes to be purchased by it hereunder:

          (i) the Source is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995) and there is no employee benefit plan, treating as a single plan all plans, maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or employee organization, with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan exceeds ten percent (10%) of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed with such Purchaser's state of domicile; or

          (ii) the Source is either (a) an insurance company pooled separate account, within the meaning of Prohibited Transaction Exemption ("PTE") 90-1 (issued January 29, 1990), or (b) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph
     (ii), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

          (iii) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (a) the identity of such QPAM and (b) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (iii); or

          (iv) the Source is a governmental plan; or

          (v) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e); or

          (vi) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 3(e), the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

Prior to any holder of this Security transferring this Security, the holder of this Security shall provide a certificate from such proposed subsequent transferee wherein such proposed subsequent transferee shall make the representations made in this Section 3(e) and shall simultaneously deliver any disclosure letter required under Section 3(e)(iii). Such subsequent transferee's failure to deliver such a certificate shall not relieve the Company from any of the terms, covenants or conditions of this Security.

     4. Agreements of the Company. From and after the date of this Agreement, and thereafter so long as any of the Convertible Notes remain outstanding, the Company will duly perform and observe, for the benefit of the holders of the Convertible Notes, each and all of the covenants and agreements hereinafter set forth:

          (a) The Company shall deliver to each holder of a Convertible Note:

               i. Quarterly Statements -- upon the earlier of (x) when the Company files its Form 10-Q with the Securities and Exchange Commission for a fiscal period and (y) 50 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

                    (1) a  consolidated  balance  sheet of the  Company  and its
               Subsidiaries as at the end of such quarter, and

                    (2) consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 4(a)(i);

               ii. Annual Statements -- upon the earlier of(x) when the Company files its Form 10-K with the Securities and Exchange Commission for a fiscal period and (y) 105 days after the end of each fiscal year of the Company, duplicate copies of,

                    (1) a  consolidated  balance  sheet of the  Company  and its
               Subsidiaries, as at the end of such year, and

                    (2)   consolidated   statements   of   income,   changes  in
               shareholders' equity and cash flows of the Company and its Subsidiaries, for such year,

               setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied

                         (A) by an  opinion  thereon  of  independent  certified
                    public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

                         (B) a certificate of such accountants stating that they
                    have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit), provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, together with the accountant's certificate described in clause (B) above, shall be deemed to satisfy the requirements of this Section 4(a)(ii);

               iii. SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission and of all press releases and statements in the nature thereof made available generally by the Company or any Subsidiary to the public concerning developments that are Material;

               iv. Notice of Default or Event of Default -- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default under any of the Convertible Notes or that any Person has given any notice or taken may action with respect to a claimed default of the type referred to in Section

         4(a)(7) of the Convertible Notes, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

               v. ERISA Matters -- promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

                    (1) with  respect  to any Plan,  any  reportable  event,  as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                    (2) the  taking  by the PBGC of steps to  institute,  or the threatening by the PBGC of the institution of,  proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                    (3) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

               vi. Notices from Governmental Authority -- promptly, and in any event within thirty days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

               vii. Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Convertible Notes as from time to time may be reasonably requested by any such holder of Convertible Notes.

          (b) The Company shall permit the representatives of each holder of Convertible Notes:

               i. No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

               ii. Default -- if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

          (c) The Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (d) The Company will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

          (e) The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (f) The Company will and will cause each of its Subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

          (g) The Company will at all times preserve and keep in full force and effect its corporate existence. The Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

          (h) The Company will promptly notify the holders in the event the Company discovers or determines that any computer application (including those of its suppliers, vendors and customers) that is Material to its or any of its Subsidiaries' business and operations will not be Year 2000 compliant, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect.

          (i) The Company will not and will not permit any Subsidiary to enter into directly or indirectly any transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of the Company's or such
Subsidiary's business and upon terms determined by the Company's Board of Directors, in its good faith judgment, to be fair and reasonable terms and no less favorable to the Company or such Subsidiary than would be obtainable in a comparable transaction with a Person not an Affiliate.

     5. CONDITIONS. The obligations of the Purchasers under this Agreement shall be subject to the condition that all representations and warranties and other statements of the Company herein are true and correct at and as of the closing of the purchase and sale of the Convertible Notes, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) Counsel for the Company specified in Annex III hereto shall have furnished to you its written opinion, dated the date of such closing, in form and substance satisfactory to each Purchaser, to the effect set forth in Annex III hereto.

          (b) On the date of such closing, the Company shall have furnished to each Purchaser such appropriate further information, certificates and documents as such Purchaser may reasonably request.

          (c) The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

          (d) The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Convertible Notes, no Default or Event of Default shall have occurred and be continuing.

          (e) The Company shall have delivered to each Purchaser an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 5(c), 5(d) and 5(k) have been fulfilled.

          (f) The Company shall have delivered to each Purchaser a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Convertible Notes and the Agreements.

          (g) On the date of the Closing the purchase of Convertible Notes by each Purchaser shall (i) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation U, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by any Purchaser, such Purchaser shall have received an Officer's Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

          (h) The Company shall sell the entire principal amount of the Convertible Notes scheduled to be sold at the Closing as specified in Schedule I hereto.

          (i) Without limiting the provisions of Section 6(f), the Company shall have paid on or before the Closing the fees, charges and disbursements of the Purchasers' special counsel.

          (j) A Private Placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Convertible Notes.

          (k) The Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in the Memorandum (defined below).

          (1) All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to each Purchaser and its special counsel, and each Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or it may reasonably request.

     6.   MISCELLANEOUS.

          (a) This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers and the Company and the respective successors and assigns thereof, and no other person shall acquire or have any right raider or by virtue of this Agreement. No purchaser of the Convertible Notes from a Purchaser shall be deemed a successor or assign by reason merely of such purchase.

          (b) Any notice or other communication required or permitted to be given hereunder shall be deemed effectively given when personally delivered, telexed, transmitted by facsimile or mailed by pre-paid certified mail, return receipt requested, or by telephone when confirmed in writing by one of the preceding methods addressed as follows (as applicable):

                     If to the Company, to:

                     Celgene Corporation
                     7 Powder Horn Drive
                     Warren, NJ 07059

                     Attention: John W. Jackson
                     Telephone Number: (732) 271-1001
                     Facsimile Transmission Number: (732) 805-3931

                     with a copy to:

                     Proskauer Rose LLP
                     1585 Broadway
                     New York, NY 10036

                     Attention: Robert A. Cantone, Esq.
                     Telephone Number: (212) 969-3000
                     Facsimile Transmission Number: (212) 969-2900

                     If to Purchaser:
                     at the address and to the Person appearing on Schedule I to this Agreement with a copy to:

                     Choate, Hall & Stewart
                     Exchange Place
                     53 State Street
                     Boston, MA 02109

                     Attention: Frank B. Porter, Jr.
                     Telephone Number: (617) 248-5000
                     Facsimile Transmission Number: (617) 248-4000

or to such other address or number and to the attention of such other person as either party may designate by written notice to the other party. Notice shall be effective upon actual receipt.

          (c) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          (d) Time shall be of the essence in the performance of this Agreement.

          (e) This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

          (f) Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of a special counsel) incurred by each Purchaser or holder of a Convertible Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Convertible Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Convertible Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Convertible Notes, or by reason of being a holder of any Convertible Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Convertible Notes. The Company will pay, and will save each Purchaser and each other holder of a Convertible Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

          (g) Anything in this Agreement or the Convertible Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Convertible Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

          (h) This Agreement and the Convertible Notes may be amended, and the observance of any term hereof or of the Convertible Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and each of the holders.

          (i) From time to time hereafter, the Company will execute and deliver, or will cause to be executed and delivered, such additional agreements, documents and instruments and will take all such other actions as any holder or holders of the Convertible Notes may reasonably request


                                  [END OF PAGE]

                    Signature Page of Note Purchase Agreement

for the purpose of implementing or effectuating the provisions contained herein, in the Convertible Notes or in the Registration Rights Agreement.

                                                     Very truly yours,

                                                     CELGENE CORPORATION

                                                     By:/s/ Sol J. Barer
                                                        ------------------------
                                                        Name: Sol J. Barer
                                                        Title: Pres/COO

       Signature Page of Note Purchase Agreement with Celgene Corporation

Accepted as of the date hereof:

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

By:      /s/Stephen J. Blewitt
   -----------------------------------
Name:       Stephen J. Blewitt
     ---------------------------------
Title:      Senior Investment Officer
      --------------------------------

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

By:      /s/Stephen J. Blewitt
   -----------------------------------
Name:       Stephen J. Blewitt
     ---------------------------------
Title:      Senior Investment Officer
      --------------------------------

SIGNATURE lA (CAYMAN), LTD.
By: John Hancock Mutual Life Insurance
         Company, Portfolio Advisor

By:      /s/Stephen J. Blewitt
   -----------------------------------
Name:       Stephen J. Blewitt
     ---------------------------------
Title:      Senior Investment Officer
      --------------------------------

Signature 3 Limited
By: John Hancock Mutual Life Insurance Company,
         as Portfolio Advisor

By:      /s/Stephen J. Blewitt
   -----------------------------------
Name:       Stephen J. Blewitt
     ---------------------------------
Title:      Senior Investment Officer
      --------------------------------

Hancock Mezzanine Partners L.P.
By: Hancock Mezzanine Investments LLC, its General Partner
By: John Hancock Mutual Life Insurance Company.
                           as Investment Manager

By:      /s/Stephen J. Blewitt
   -----------------------------------
Name:       Stephen J. Blewitt
     ---------------------------------
Title:      Senior Investment Officer
      --------------------------------

                                                                       EXHIBIT A

     THIS SECURITY AND THE COMMON STOCK ISSUABLE UPON ITS CONVERSION HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE
"SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

                               CELGENE CORPORATION

                9.00% SENIOR CONVERTIBLE NOTE DUE JANUARY , 2004

_______                                                                  $______
No. R-

     CELGENE CORPORATION, a corporation duly organized and existing under the laws of Delaware (the "Company") for value received, hereby promises to pay to __________________, or registered assigns, the principal sum of
___________________________________________   Dollars  ($__________________)  on
January _____, 2004 and to pay interest thereon, from __________________,  1999, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually on January __ and July __ in each year, commencing July __, 1999, at the rate of 9.00% per annum, until the principal hereof is due, and at the rate of 11.00% per annum on any overdue principal and premium, if any, and, to the extent permitted by law, on any overdue interest. The interest so payable, and punctually paid or duly provided for, on any interest payment date will be paid to the person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the regular record date for such interest, which shall be the January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such interest payment date. Payment of the principal of (and premium, if any, on) this Security shall be made upon the surrender of this Security to the Company, at its office at 7 Powder Horn Drive, Warren, NJ 07059 (or such other office within the United States as shall be notified by the Company to the holder hereof) (the "Designated Office"), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, by transfer to a U.S. dollar account maintained by the payee with a bank in the United States of America. Payment of interest on this Security shall be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States of America, provided that if the holder shall not have furnished wire instructions in writing to the Company no later than the record date relating to an interest payment date, such payment may be made by U.S. dollar check mailed to the address of the Person entitled thereto as such address shall appear in the Company security register. This Security will rank pari passu with all existing and future senior debt of the Company.

     This Security is one of the Company's 9.00% Senior Convertible Notes due January 20, 2004, limited to $15,000,000.00 aggregate principal amount, issued pursuant to that certain Note Purchase Agreement dated January 20, 1999 (such agreements, as amended, modified and supplemented from time to time, the "Note Purchase Agreement") between the Company and the Purchasers named therein, and the holder hereof is entitled to the benefits of the Note Purchase Agreement, and may enforce the agreements contained herein and therein and exercise the remedies provided for hereby and thereby or otherwise available in respect hereof and thereof, all in accordance with the terms hereof and thereof.

          1. Optional Redemption With Premium. This Security is subject to redemption upon not less than 30 nor more than 60 days' notice by mail, at any time on or after January 20, 2001, as a whole or in part, (in any amount that is an integral multiple of $1000) at the election of the Company, at a redemption price of 103% the principal amount thereof, together with accrued interest to the redemption date, but interest installments whose stated maturity is on or prior to such redemption date will be payable to the holder of this Security, or one or more predecessor Securities, of record at the close of business on the relevant record dates referred to on the face hereof; provided, however, that the Company may not redeem this Security on or prior to January 20, 2002 unless the Closing Price of the Common Stock exceeds 225 % of the Conversion Price for each Trading Day in a period of 20 Consecutive Trading Days commencing not earlier than January 20, 2001. The term "Conversion Price" on any day shall equal $1,000 divided by the Conversion Rate in effect on each such day.

          2. Conversion. (a) The holder of this Security is entitled at any time on or after January 20, 2000 and before the close of business on January 20, 2004 (or, in case this Security or a portion hereof is called for redemption or the holder hereof has exercised its right to require the Company to repurchase this Security or a portion hereof, then in respect of this Security or such portion hereof, as the case may be, until and including, but (unless the Company defaults in making the payment due upon redemption or repurchase, as the case may be) not after, the close of business on the redemption date or the Repurchase Date, as the case may be) to convert this Security (or any portion of the principal amount hereof that is an integral multiple of $1,000), into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company at the rate of 55.56 shares of Common Stock for each $1,000 principal amount of Security (or at the current adjusted rate if an adjustment has been made as provided below) (the "Conversion Rate") by surrender of this Security, duly endorsed or assigned to the Company or in blank to the Company at the Designated Office, accompanied by written notice to the Company that the holder hereof elects to convert this Security (or if less than the entire principal amount hereof is to be converted, specifying the portion hereof to be converted). Upon surrender of this Security for conversion, the holder will be entitled to receive the interest accruing on the principal amount of this Security then being converted from the interest payment date next preceding the date of such conversion to such date of conversion. No payment or adjustment is to be made on conversion for dividends on the

Common Stock issued on conversion hereof. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest, the Company shall pay a cash adjustment, computed on the basis of the Closing Price of the Common Stock on the date of conversion, or, at its option, the Company shall round up to the next higher whole share. This Security shall be deemed to have been converted immediately prior to the close of business on the day of surrender hereof for conversion, in accordance with the foregoing provisions, and at such time the rights of the holder hereof, as a holder hereof, shall cease, and the Person or Persons entitled to receive the Common Stock issuable on conversion shall be treated by all Persons as the holder or holders of such Common Stock at such time. Upon any partial conversion of this Security, the Company, at its expense, will forthwith issue and deliver to, or upon the order of the holder hereof, a new Convertible Note or Convertible Notes in principal amount equal to the unconverted principal amount of such surrendered Convertible Note, such new Convertible Note or Convertible Notes to be dated and to bear interest from the date to which interest has been paid on such surrendered Convertible Note.

          As promptly as possible after the conversion of this Security, in whole or in part, and in any event within ten (10) days thereafter, the Company, at its expense, will issue and deliver a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion.

          (b) The Conversion Rate shall be subject to adjustments from time to time as follows:

          (1) In case the Company shall pay or make a dividend or other distribution on any class of capital stock of the Company payable in shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the Determination Date for such dividend or other distribution shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on such Determination Date and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following such Determination Date. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

          (2) Subject to the last  sentence  of  paragraph  (7) of this  Section
     2(b), in case the Company shall issue rights, options, warrants or convertible securities entitling the holders thereof to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (8) of this Section 2(b)) of the Common Stock on the Determination Date for such distribution, the Conversion Rate in effect at the opening of business on the day following such Determination Date, shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on such Determination Date plus the number of shares of Common Stock which the aggregate amount received by the Company upon the issuance of such rights, options, warrants or convertible securities plus the aggregate amount receivable by the Company upon the exercise or conversion of such rights, options, warrants or convertible securities would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on such Determination Date plus the number of shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the day following such Determination Date provided, that no such adjustment need to be made in the case of the granting by the Company to employees or directors of the Company or consultants to the Company of Common Stock and/or options to purchase Common Stock and the issuance of Common Stock upon the exercise of such options. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not issue any rights, options, warrants or convertible securities in respect of shares of Common Stock held in the treasury of the Company.

          (3) In case outstanding shares of Common Stock shall each be subdivided into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (4) Subject to the last sentence of paragraph (7) of this Section 2(b), in case the Company shall, by dividend or otherwise, distribute evidences of its indebtedness, shares of any class of capital stock, or other property (including securities, but excluding (i) any rights, options, warrants or convertible security referred to in paragraph (2) of this Section 2(b) (ii) any dividend or distribution paid exclusively in cash, (iii) any dividend or distribution referred to in paragraph (1) of this Section 2(b) and (iv) any merger or consolidation to which Section 2(h) applies), the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate in effect immediately prior to the close of business on the Determination Date for such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (8) of this Section 2(b)) of the Common Stock on such Determination Date less the then fair market value (as determined in good faith by the Board of Directors of the Company) of the portion of the assets, shares or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following such Determination Date provided, that no such adjustment need be made in the case of an underwritten public offering of Common Stock in which the shares of Common Stock are sold to the public at a price per share equal to or in excess of 95 % of the market price per share of the Common Stock as of the date of the pricing of such underwritten public offering. If the Board of Directors determines the fair market value of any distribution for purposes of this paragraph (4) by reference to the actual or when issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the current market price per share pursuant to paragraph (8) of this Section 2(b).

          (5) In case the Company shall, by dividend or otherwise, make a Cash Distribution, then, and in each such case, immediately after the close of business on the Determination Date for such Cash Distribution, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate in effect immediately prior to the close of business on such Determination Date by a fraction (a) the numerator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section 2(b)) of the Common Stock on such Determination Date less an amount equal to the quotient of (1) the amount of such Cash Distribution divided by (2) the number of shares of Common Stock outstanding on such Determination Date and
     (b) the denominator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section 2(b)) of the Common Stock on such Determination Date.

          (6) In case the Company or any Subsidiary shall make an Excess Purchase Payment, then, and in each such case, immediately prior to the opening of business on the day after the tender offer in respect of which such Excess Purchase Payment is to be made expires, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate in effect immediately prior to the close of business on the Determination Date for such tender offer by a fraction (a) the numerator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section 2(b)) of the Common Stock on such Determination Date less an amount equal to the quotient of (A) the Excess Purchase

     Payment divided by (B) the number of shares of Common Stock outstanding (including any tendered shares) as of the Determination Date less the number of all shares validly tendered and not withdrawn as of the Determination Date and (b) the denominator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section 2(b)) of the Common Stock as of such Determination Date.

          (7) The reclassification of Common Stock into securities other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 2(h) applies) shall be deemed to involve (a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be the Determination Date), and (b) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision  becomes  effective"  or "the day upon which  such  combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (3) of this Section 2(b)). Rights, options, warrants or convertible securities issued by the Company entitling the holders thereof to subscribe for or purchase shares of Common Stock, which rights, options, warrants or convertible securities (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, in each case in clauses (i) through (iii) until the occurrence of a specified event or events ("Trigger Event"), shall for purposes of this Section 2(b) not be deemed issued until the occurrence of the earliest Trigger Event.

          (8) Except as otherwise provided in the last sentence of this subsection (8) of Section 2(b) for the purpose of any computation under paragraphs (2), (4), (5) or (6) of this Section 2(b) the current market price per share of Common Stock on any date shall be calculated by the Company and be deemed to be the average of the daily Closing Prices for the five (5) consecutive Trading Days selected by the Company commencing not more than ten (10) Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex date" with respect to the issuance or distribution requiring such computation. For purposes of this paragraph, the term "ex date", when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way in the applicable securities market or on the applicable securities exchange without the right to receive such issuance or distribution. The current market price with respect to any option issued to any employee or director of the Company or consultant to the Company shall be the fair market value on the date of grant determined by reference to the market price on the day of the grant of such option or to the market price at the close of business on the Trading Day immediately preceding such grant.

          (9) No adjustment in the Conversion Rate shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph (9)) would require an increase or decrease of at least one percent in such rate; provided, however, that any adjustments which by reason of this paragraph (9) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 2 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

          (10) The Company may make such increases in the Conversion Rate, for the remaining term of the Securities or any shorter term, in addition to those required by paragraphs (1), (2), (3), (4), (5) and (6) of this
     Section 2(b) as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights, options, warrants or convertible securities to purchase or subscribe for stock or from any event treated as such for income tax purposes.

          (c) Whenever the Conversion Rate is adjusted as provided in Section 2(b), the Company shall compute the adjusted Conversion Rate in accordance with
Section 2(b) and shall prepare a certificate (the "Conversion Rate Certificate") signed by the Senior Financial Officer of the Company setting forth the adjusted Conversion Rate and showing in reasonable detail the facts upon which such adjustment is based, and shall promptly deliver such certificate to the holder of this Security. If the holders of the Convertible Notes and the Company cannot agree in writing as to the adjusted Conversion Rate in accordance with Section 2(b), the holders of the Convertible Notes and the Company shall determine the adjusted Conversion Rate in accordance with the following procedure. The holders of the Convertible Notes and the Company shall each appoint one registered securities broker, licensed with the Securities and Exchange Commission to sell securities to the public, which broker shall be a senior vice president, managing director or equivalent of a major securities brokerage company with offices in New York, New York. Each of such brokers shall have no less than ten
(10) years experience in such field, shall be unaffiliated with, and their employer securities brokerage company shall be unaffiliated with, the holders of the Convertible Notes and the Company and shall not have previously participated in any underwriting of the Company's Common Stock in any public offering or provided any Material investment banking or corporate advisory services to the Company. The holders of the Convertible Notes and the Company shall make their appointments promptly and, in any event, within thirty (30) days from the date of the Conversion Rate Certificate. The two brokers shall meet and shall be instructed to render a determination of the adjusted Conversion Rate to the holders of the Convertible Notes and the Company within sixty (60) days of the date of the Conversion Rate Certificate. If the two brokers cannot agree, then each broker shall render their independent determination and the two brokers shall simultaneously therewith provide the name of a third broker acceptable to the two brokers meeting the criteria set forth above. The third broker shall be instructed to render a determination of the adjusted Conversion Rate within thirty (30) days of his or her appointment. The two closest determinations of the adjusted Conversion Rate shall be averaged and shall constitute the adjusted Conversion Rate. If the two brokers cannot agree upon a third broker, the selection of a third broker shall be submitted to binding arbitration in New York, New York under the rules of the American Arbitration Association. In the event that the difference between the Company's calculation of the adjusted Conversion Rate and the calculation of the adjusted Conversion Rate determined by the foregoing process is five percent (5 %) or greater then the costs and expenses of the brokers and any arbitration shall be paid by and be the obligation of the Company and in the event that such difference is less than five percent (5 %) the holders of the Convertible Notes (as a group) shall each pay its pro rata share of 50% of such costs and expenses and the Company shall pay 50% of such costs and expenses.

          (d) In case:

          (1) the Company shall declare a dividend or other distribution on its Common Stock payable (i) otherwise than exclusively in cash or (ii) exclusively in cash in an amount that would require any adjustment pursuant to Section 2(b); or

          (2) the Company shall authorize the granting to the holders of its Common Stock of rights, options, warrants or convertible securities to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

          (3) of any reclassification of the Common Stock of the Company, or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance, sale, transfer or lease of all or substantially all of the assets of the Company; or

          (4) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

          (5) the Company or any Subsidiary shall commence a tender offer for all or a portion of the Company's outstanding shares of Common Stock (or shall amend any such tender offer);

then the Company shall cause to be delivered to the holder of this Security, at least 20 days (or 10 days in any case specified in clause (1) or (2) above) prior to the applicable record, expiration or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options, warrants or convertible securities or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options, warrants or convertible securities are to be determined, (y) the date on which the right to make tenders under such tender offer expires or (z) the date on which such reclassification, consolidation, merger, share exchange, conveyance, transfer, sale, lease, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, conveyance, transfer, sale, lease, dissolution, liquidation or winding up. Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings described in clauses (1) through (5) of this Section 2(d).

          (e) The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of the Security, the full number of shares of Common Stock then issuable upon the conversion of this Security.

          (f) Except as provided in the next sentence, the Company will pay any and all taxes and duties that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of this Security. The Company shall not, however, be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the holder of this Security, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

          (g) The Company agrees that all shares of Common Stock which may be delivered upon conversion of the Security, upon such delivery, will have been duly authorized and validly issued and will be fully paid and nonassessable (and shall be issued out of the Company's authorized but unissued Common Stock) and, except as provided in the second sentence of Section 2(f), the Company will pay all taxes, liens and charges with respect to the issue thereof.

          (h) In case of any consolidation of the Company with any other Person, any merger of the Company into another Person or of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any conveyance, sale, transfer or lease of all or substantially all of the properties and assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such properties and assets, as the case may be, shall execute and deliver to the holder of this Security a supplemental agreement providing that such holder has the right, during the period this Security shall be convertible as specified in Section 2(a), to convert this Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease (including any Common Stock retainable) by a holder of the number of shares of Common Stock of the Company into which this Security might have been converted immediately prior to such consolidation, merger, conveyance, sale, transfer or lease, assuming such holder of Common Stock of the Company (i) is not a Person with which the Company consolidated, into which the Company merged or which merged into the Company or to which such conveyance, sale, transfer or lease was made, as the case may be (a "Constituent Person"), or an Affiliate of a Constituent Person and (ii) failed to exercise its rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer, or lease is not the same for each share of Common Stock of the Company held immediately prior to such consolidation, merger, conveyance, sale, transfer or lease by others than a Constituent Person or an Affiliate of a Constituent Person and in respect of which such rights of election shall not have been exercised ("Non-electing Share"), then for the purpose of this Section 2(h) the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease by the holders of each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares). Such supplemental agreement shall provide for adjustments which, for events subsequent to the effective date of such supplemental agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 2. The above provisions of this Section 2(h) shall similarly apply to successive consolidations, mergers, conveyances, sales, transfers or leases. In this paragraph, "securities of the kind receivable" upon such consolidation, merger, conveyance, transfer, sale or lease by a holder of Common Stock means securities that, among other things, are registered and freely transferable under the Securities Act, and listed and approved for quotation in all securities markets, in each case to the same extent as such securities so receivable by a holder of Common Stock.

          (i) The Company (i) will effect all registrations with, and obtain all approvals by, all governmental authorities that may be necessary under any United States Federal or state law (including the Securities Act, the Exchange Act and state securities and Blue Sky laws) for the shares of Common Stock issuable upon conversion of this Security to be lawfully issued and delivered as provided herein, and thereafter publicly traded (if permissible under the Securities Act) and qualified or listed as contemplated by clause (ii) (it being understood that the Company shall not be required to register the Common Stock issuable on conversion hereof under the Securities Act, except pursuant to the Registration Rights Agreement between the Company and the initial holder of this Security); and (ii) will list the shares of Common Stock required to be issued and delivered upon conversion of Securities, prior to such issuance or delivery, on each national securities exchange on which outstanding Common Stock is listed or quoted at the time of such delivery, or if the Common Stock is not then listed on any securities exchange, to qualify the Common Stock for quotation on the Nasdaq National Market or such other inter-dealer quotation system, if any, on which the Common Stock is then quoted.

          (j) For purposes hereof: (references to Sections shall mean Sections of this Security unless otherwise specified)

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Business Day" means any day other than a Saturday, a Sunday or other day which shall be in Boston, Massachusetts or New York, New York or a legal holiday or a day on which commercial banks in Boston, Massachusetts or New York, New York are required or authorized to be closed.

          "Cash Distribution" means the distribution by the Company to holders of its Common Stock of cash, other than any cash that is distributed upon a merger or consolidation to which Section 2(h) applies or as part of a distribution referred to in paragraph (4) of Section 2(b).

          "Change of Control" is defined in Section 3(f)(2).

          "Closing" is defined in Section 1 of the Note Purchase Agreement.

          "Closing Price" means, with respect to the Common Stock of the Company, for any day, the reported last sale price per share on the Nasdaq
National Market, or, if the Common Stock is not admitted to trading on the Nasdaq National Market, on the principal national securities exchange or inter-dealer quotation system on which the Common Stock is listed or admitted to trading, or if not admitted to trading on the Nasdaq National Market, or listed or admitted to trading on any national securities exchange or inter-dealer quotation system, the average of the closing bid and asked prices per share in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

          "Common Stock" means the Common Stock, par value $.01 per share, of the Company authorized at the date of this instrument as originally executed. Subject to the provisions of Section 2(h), shares issuable on conversion or repurchase of this Security shall include only shares of Common Stock or shares of any class or classes of common stock resulting from any reclassification or reclassifications thereof; provided, however, that if at any time there shall be more than one such resulting class, the shares so issuable on conversion of this Security shall include shares of all such classes, and the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

          "Convertible Note(s)"shall mean one or more of the Company's 9.00% Senior Convertible Notes due January 20, 2004.

          "Conversion Price" is defined in Section 1.

          "Conversion Rate" is defined in Section 2(a).

          "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

          "Designated Office" is defined in the Preamble.

          "Determination Date" means, in the case of a dividend or other distribution, including the issuance of rights, options, warrants or convertible securities, to the date fixed for the determination of those entitled to receive such dividend or other distribution, and in the case of a tender offer, the last time that tenders could have been made pursuant to such tender offer.

          "Environmental  Laws" means any and all  Federal,  state,  local,  and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, licenses, written agreements or written governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

          "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

          "Excess Purchase Payment" means the product of (A) the excess, if any, of (i) the amount of cash plus the fair market value (as determined in good faith by the Company's Board of Directors) of any non-cash consideration required to be paid with respect to one share of Common Stock acquired or to be acquired in a tender offer made by the Company or any Subsidiary of the Company for all or any portion of the Common Stock over
(ii) the current market price per share as of the last time that tenders could have been made pursuant to such tender offer and (B) the number of shares validly tendered and not withdrawn as of the Determination Date in respect of such tender offer.

          "Event of Default" is defined in the preamble to Section 4.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor Federal statute, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, all as the same shall be in effect from time to time.

          "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

          "Hazardous Materials" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the remediation of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is restricted, prohibited or penalized by any applicable Environmental Law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

          "holder" means, with respect to this Security or any other Convertible Note, the Person in whose name it is registered in the register maintained by the Company pursuant to Section 6(d).

          "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease (as defined by GAAP), upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

          "Make-Whole Amount" is defined in Section 4(g).

          "Material" means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company and its Subsidiaries taken as a whole.

          "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets, properties or prospects of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under the Note Purchase Agreement, the Registration Rights Agreement and the Convertible Notes, or (cc.) the validity or enforceability of this Agreement or the Convertible Notes.

          "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

          "Note Purchase Agreement" is defined in the Preamble.

          "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

          "Person"  means  an  individual,  partnership,   corporation,  limited
liability  company,  association,   trust,  unincorporated  organization,  or  a
government or agency or political subdivision thereof.

          "Plan" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

          "Purchaser(s)" JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY; JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY; SIGNATURE 1A (CAYMAN), LTD; SIGNATURE 3 LIMITED; and HANCOCK MEZZANINE PARTNERS L.P.

          "Registration   Rights   Agreement"  means  the  Registration   Rights
Agreement dated as of the date hereof among the Purchasers and the Company.

          "Repurchase Date" is defined in Section 3(a).

          "Repurchase Price" is defined in Section 3(a).

          "Responsible Officer" means any), Senior Financial Officer and any other senior officer of the Company with responsibility for the administration of the relevant covenants in this Security or in the Note Purchase Agreement.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, all as the same shall be in effect from time to time.

          "Senior  Financial   Officer"  means  the  chief  financial   officer,
principal accounting officer, treasurer or comptroller of the Company.

          "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

          "Trading Day" means (i) if the Common Stock is admitted to trading on the Nasdaq National Market or any other system of automated dissemination of quotations of securities prices, a day on which trades may be effected through such system; (ii) if the Common Stock is listed or admitted for trading on the New York Stock Exchange or any other national securities exchange, a day on which such exchange is open for business; or (iii) if the Common Stock is not admitted to trading on the Nasdaq National Market or listed or admitted for trading on any national securities exchange or any other system of automated dissemination of quotation of securities prices, a day on which the Common Stock is traded regular way in the over-the-counter market and for which a closing bid and a closing asked price for the Common Stock are available.

          3. Right to Require Repurchase. (a) In the event that a Change in Control shall occur, then the holder of this Security shall have the right, at such holder's option, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, this Security, or any portion of the principal amount hereof that is equal to $1,000 or any integral multiple thereof, on the date (the "Repurchase Date") that is thirty (30) Trading Days after the date on which the Company gives notice thereof to the holder of this Security, at a purchase price equal to 100% of the principal amount of this Security to be repurchased plus interest accrued to the Repurchase Date (the "Repurchase Price"); provided, however, that installments of interest on this Security whose stated maturity is on or prior to the Repurchase Date shall be payable to the holder of this Security, or one or more predecessor Securities, registered as such on the relevant Record Date according to their terms. At the option of the Company, the Repurchase Price may be paid in cash or subject to the fulfillment by the Company of the conditions set forth in each of Section 5 and Section 6 and subject to the limitations set forth in each of Section 5 and Section 6, by delivery of shares of Common Stock or in common stock of any Person which succeeds the Company up to a maximum amount of ten percent (10%) of the then issued and outstanding Common Stock or common stock of such Person following any Change in Control, provided, however, the cash plus the fair market value of such shares shall equal the Repurchase Price. The Company agrees to give the holder of this Security notice of any Change in Control, by facsimile transmission confirmed in writing by overnight courier service, promptly and in any event within two (2) Trading Days of the occurrence thereof.

          (b) To exercise a repurchase right, the holder shall deliver to the Company on or before the 10th Trading Day prior to the Repurchase Date, together with this Security, written notice of the holder's exercise of such right, which notice shall set forth the name of the holder, the number of shares of Common Stock then owned by such holder and its affiliates, the principal amount of this Security to be repurchased (and, if this Security is to be repurchased in part, the portion of the principal amount thereof to be repurchased and the name of the person in which the portion thereof to remain outstanding after such repurchase is to be registered) and a statement that an election to exercise the repurchase fight is being made thereby and, in the event that the Repurchase Price shall be paid in whole or in part by the delivery of shares, as provided above, the name or names (and the addresses) in which the certificates for shares shall be issued. Such written notice shall be irrevocable, except that the fight of the holder to convert this Security (or the portion hereof with respect to which the repurchase right is being exercised) shall continue until the close of business on the Repurchase Date (or if the Company elects to pay the Repurchase Price by delivery of shares as provided above, until the close of business on the Trading Day immediately preceding the first delivery of shares with respect thereto).

          (c) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to the holder the Repurchase Price in cash or shares, as provided above, together with accrued and unpaid interest to the Repurchase Date; provided, however, that installments of interest that mature on or prior to the Repurchase Date shall be payable in cash, to the holders of this Security, or one or more predecessor Securities, registered as such at the close of business on the relevant regular record date.

          (d) If this Security (or portion thereof) is surrendered for repurchase and is not so paid on or prior to the Repurchase Date, the principal amount of this Security (or such portion hereof, as the case may be) shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at eleven percent (11%) per annum, and shall remain convertible into Common Stock until the principal of this Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

          (e) If this Security is to be repurchased only in part, it shall be surrendered to the Company at the Designated Office (with, if the Company so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company duly executed by, the holder hereof or his attorney duly authorized in writing), and the Company shall execute and make available for delivery to the holder without service charge, a new Security or Securities, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

          (f) For purposes of this Section 3.

          (1) the term "beneficial owner" shall be determined in accordance with Rule 13d-3 promulgated by the Securities and Exchange Commission pursuant to the Exchange Act; and

          (2) a "Change in Control" shall be deemed to have occurred at the time, after the original issuance of this Security, of:

          (i) the acquisition by any Person of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of transactions, of shares of capital stock of the Company entitling such Person to exercise 50% or more of the total voting power of all shares of capital stock of the Company entitled to vote generally in the election of directors (any shares of voting stock of which such Person is the beneficial owner that are not then outstanding being deemed outstanding for purposes of calculating such percentage) other than any such acquisition by the Company or any employee benefit plan of the Company; or

          (ii) any consolidation or merger of the Company with or into, any other Person, any merger of another Person with or into the Company, or any conveyance, transfer, sale, lease or other disposition of all or substantially all of the assets of the Company to another Person (other than (a) any such transaction (x) which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock and (y) pursuant to which holders of Common Stock immediately prior to such transaction have the entitlement to exercise, directly or indirectly, 50% or more of the total voting power of all shares of capital stock entitled to vote generally in the election of directors of the continuing or surviving Person immediately after such transaction and
     (b) any merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock into solely shares of common stock,

          4. Events of Default. (a) "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) (A) default in the payment of any principal or premium, if any, upon this Security when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise or (B) default in the payment of any interest upon this Security when it becomes due and payable, and continuance of such default for a period of five (5) days; or

          (2) default by the Company in the performance of its obligations in respect of any conversion of this Security (or any portion hereof) in accordance with Section 2; or

          (3) failure by the Company to give any notice of a Change of Control required to be delivered in accordance with Section 3(a); or

          (4) default in the performance, or breach, of any material covenant or warranty of the Company herein, in the Note Purchase Agreement, or in the Registration

     Rights Agreements (other than a covenant or warranty a default in the performance or breach of which is specifically dealt with elsewhere in this
     Section 4(a)) and continuance of such default or breach for a period of 30 days after the earlier to occur of (A) the Company's obtaining knowledge of such default or (B) the Company's receiving written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (5) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

          (6) a final judgment or judgments for the payment of money aggregating in excess of $250,000 are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

          (7) a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company, or under any agreement, mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company, with a principal amount then outstanding in excess of $1,000,000, whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay the principal of such indebtedness (in whole or in any part greater than $1,000,000) when due and payable or shall have resulted in such indebtedness (in whole or in any part greater than $1,000,000) becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable; or

          (8) if(i) any Plan other than a Multiemployer Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code,
     (ii) a notice of intent to terminate any Plan other than a Multiemployer Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan other than a Multiemployer Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan other than a Multiemployer Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans other than a Multiemployer Plan, determined in accordance with Title IV of ERISA, shall exceed $250,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the

     Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect. (As used in this Section 4(a)(8), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.); or

          (9) if, as a result of any Change of Control or any other consolidation or merger, the holding by the Purchasers or any assignees thereof of this Security or the holding of any Common Stock or common stock of any Person succeeding the Company, issued to the Purchasers or any assignees thereof after conversion of this Security would constitute, with respect to any Plan (other than a Multiemployer Plan) a prohibited transaction which would violate the prohibitions of section 406 of ERISA or which would subject any "disqualified person" (as defined in section 4975(e)(2) of the Code) to a tax pursuant to section 4975(c)(1)(A)-(D) of the Code; or

          (10) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (11) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or similar relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or not paying its debts as they become due or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

          (b) If an Event of Default (other than an Event of Default specified in Section 4(a)(10) or 4(a)(11)) occurs and is continuing, then in every such case the holder of this Security may declare the principal hereof to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration such principal and all accrued interest hereon shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and the Company shall forthwith upon any such acceleration pay to the holder of this Security 0) the entire principal of and interest accrued on this Security, and (ii) in addition, to the extent permitted by applicable law, an amount equal to the Make Whole Amount, as liquidated damages and not as a penalty; and, in case of the occurrence of an Event of Default of the character described in subdivisions 4(a)(10) or 4(a)(11) the principal of and accrued interest on this Security, ipso facto shall become immediately due and payable without any declaration or other act of the holder of this Security and without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and the Company shall forthwith upon any such acceleration pay to the holder of this Security (x) the entire principal of and interest accrued on this Security and (y) in addition, if such Event of Default is "Voluntary" (as hereinafter defined), to the extent permitted by applicable law, an amount equal to the Make-Whole Amount, as liquidated damages and not as a penalty.

     For purposes of this section 4(a), "Voluntary" shall mean an Event of Default of the character described in subdivisions 4(a)(10) or 4(a)(11) which shall have been (x-) procured by the Company or any officer, director, stockholder or Affiliate of the Company or (y) primarily the result of action or inaction by the Company or by any officer, director, stockholder or Affiliate of the Company.

          (c) In case any one or more of the  Events  of  Default  specified  in section 4(a) shall have occurred, and irrespective of whether this Security has become or has been declared immediately due and payable under section 4(a), the holder of this Security may proceed to protect and enforce its rights either by suit in equity or by action at law, or both. The Company stipulates that the remedies at law of the holder of this Security in the event of any Default or threatened Default by the Company in the performance of or compliance with any covenant or agreement in this Security, the Note Purchase Agreement or the Registration Rights Agreement are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance thereof, whether by an injunction against a violation thereof or otherwise.

          (d) No remedy conferred in this Security, the Note Purchase Agreement or the Registration Rights Agreement is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or thereunder or now or hereafter existing at law or in equity or by statute or otherwise.

          (e) No course of dealing between the Company and any of its Subsidiaries, on the one hand, and the holder of this Security, on the other hand, and no delay by any such holder in exercising any rights hereunder or under the Note Purchase Agreement or the Registration Rights Agreement shall operate as a waiver of any rights of such holder.

          (f) In case any one or more of the  Events  of  Default  specified  in section 4(a) shall have occurred, all amounts to be applied to the prepayment or payment of this Security shall be applied, after the payment of all related costs and expenses incurred by the holder of this Security (including, without limitation, compensation to any and all trustees, liquidators, receivers or similar officials and reasonable fees, expenses and disbursements of counsel) in such order of priority as is determined by the holder of this Security.

          (g) The term "Make-Whole Amount" means, with respect to this Security, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of this Security over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

          "Called Principal" means, with respect to this Security, the principal of this Security that has become or is declared to be immediately due and payable pursuant to Section 4(b).

          "Discounted Value" means, with respect to the Called Principal of this Security, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on this Security is payable) equal to the Reinvestment Yield with respect to such Called Principal.

          "Reinvestment Yield" means, with respect to the Called Principal of this Security, 150 basis points over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "PX-I" of the Bloomberg Financial Markets Services Screen for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H. 15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the duration closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the duration closest to and less than the Remaining Average Life.

          "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (,a.) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

          "Remaining Scheduled Payment" means, with respect to the Called Principal of this Security, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of this Security, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date.

          "Settlement Date" means, with respect to the Called Principal of this Security, the date on which such Called Principal or has become or is declared to be immediately due and payable pursuant to Section 4(b).

          5. Consolidation, Merger, Etc. (a) The Company shall not consolidate with or merge into any other Person or, directly or indirectly, convey, transfer, sell or lease all or substantially all of its properties and assets to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or, directly or indirectly, convey, transfer, sell or lease all or substantially all of its properties and assets to the Company, unless:

          (1) in case the Company shall consolidate with or merge into another Person or convey, transfer, sell or lease all or substantially all of its properties and assets to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or sale, or which leases, all or substantially all the properties and assets of the Company shall be a corporation, limited liability company, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an agreement supplemental hereto, executed and delivered to the holder of this Security in form satisfactory to the holder, the due and punctual payment of the principal of (and premium, if any) and interest on this Security and the performance or observance of every covenant of this Security on the part of the Company to be performed or observed, including the conversion rights provided herein (which shall thereafter relate to common stock of such successor, on a basis reasonably designed to preserve the economic value to the holder of this Security of such conversion rights);

          (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary of the Company as a result of such transaction as having been incurred by the Company or such Subsidiary of the Company at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

          (3) the Company has delivered to the holder of this Security an officers' certificate stating that such consolidation, merger, conveyance, transfer, sale or lease and, if a supplemental agreement is required in connection with such transaction, such supplemental agreement, comply with this Section and that all conditions precedent herein provided for relating to such transaction have been complied with; and

          (4) counsel for the Company has delivered to the holder of this Security an opinion of such counsel with respect to such consolidation, merger, conveyance, transfer, sale or lease, and if a supplemental agreement is required in connection with such transaction, such supplemental agreement, which opinion shall be, in form and substance, reasonably acceptable to such holder and its counsel.

          (b) upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer, sale or lease of all or substantially all of the properties and assets of the Company in accordance with Section 5(a), the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer, sale or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Security with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Security.

          6. Payment in Stock. (a) The Company may elect to pay some or all of the Repurchase Price by delivery of shares of Common Stock or shares of common stock in any Person succeeding the Company, if and only if, each of the following conditions shall be satisfied (without limiting any other conditions contained herein):

          (1) Any such payment shall be made in five equal installments, on each of the five consecutive Trading Days ending on and including the third Trading Day immediately preceding the date when any cash payment would otherwise be due, and the shares of Common Stock or common stock of any Person succeeding the Company deliverable in payment of each such installment shall have a fair market value as of the date of such installment of not less than 20% of the amount of such payment due hereunder which is payable in shares of stock. For purposes of this Section 6, the fair market value of shares of Common Stock shall be equal to 95% of the Closing Price for the immediately preceding Trading Day;

          (2) In the event any shares of Common Stock or common stock of any Person succeeding the Company to be issued in respect of any amount due hereunder require registration under any Federal securities law before such shares may be freely transferrable without being subject to any transfer restrictions under the Securities Act of 1933 upon issuance, such registration shall have been completed and shall have become effective prior to the date of the first such installment;

          (3) In the event any shares of Common Stock or common stock of any Person succeeding the Company to be issued in respect of any amount due hereunder require registration with or approval of any governmental authority under any State law or any other Federal law before such shares may be validly issued or delivered upon issuance or transferred freely, such registration shall have been completed or have become effective and such approval shall have been obtained, in each case, prior to the date of the first such installment;

          (4) The shares of Common Stock or common stock of any Person succeeding the Company deliverable in payment of such amount due hereunder shall have been approved for quotation in the Nasdaq National Market immediately prior to the date of the first such installment or, if at the time its shares of Common Stock or shares of common stock of any Person succeeding the Company are listed or admitted for trading on any national securities exchange, the shares of Common Stock or common stock in any Person succeeding the Company and deliverable shall have been so listed or admitted for trading.

          (5) All shares of Common Stock or common stock of any Person succeeding the Company deliverable in payment of such amount due hereunder shall, upon issue, be duly and validly issued and fully paid and non-assessable and free of any preemptive rights;

          (6) In respect of each such payment date, the Company shall have given the holder of this Security not less than 10 nor more than 15 Trading Days' notice of its election to effect payment in respect of such payment date by delivery of shares of Common Stock; provided that any such notice shall accompany the Company's notice of a Change of Control relating thereto; and

          (7) The Company shall deliver, or cause to be delivered a certificate from the Person succeeding the Company which states, that after giving effect to any Change of Control that the holding by the Purchasers or any assignees thereof of this Security, or the holding of any Common Stock or common stock of any Person succeeding the Company after conversion of this Security would not constitute a prohibited transaction which would violate the prohibition of section 406 of ERISA or which would subject any "disqualified person" (as defined in section 4975(e)(2) of the Code) to a tax pursuant to section 4975
(c)(1)(A)-(D) of the Code.

          If all of the conditions set forth in this Section 6(a) are not satisfied in accordance with the terms hereof, any such amount due hereunder shall be paid by the Company only in cash.

          (b) Any issuance of shares of Common Stock or shares of common stock of any Person succeeding the Company in respect of any installment due hereunder pursuant to this Section 6 shall be deemed to have been effected immediately prior to the close of business on the date of delivery of such installment and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such delivery shall be deemed to have become on such date the holder or holders of record of the shares represented thereby; provided, however, that in case any installment shall be due on a date when the stock transfer books of the Company shall be closed, the person or persons in whose name or names the certificate or certificates for such shares are to be issued shall be deemed to have become the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open. No payment or adjustment shall be made for dividends or distributions on any Common Stock issued pursuant to this Section 6 declared prior to the relevant delivery date; and

          (c) Any issuance and delivery of certificates for shares of common stock or shares of common stock of any Person succeeding the Company pursuant to this Section 6 shall be made without charge to the holder of this Security for such certificates or for any tax or duty in respect of the issuance or delivery of such certificates or the securities represented thereby.

          7. Other. (a) No provision of this Security shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security in cash at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security as herein provided.

          (b) The Company will give prompt written notice to the holder of Security of any change in the location of the Designated Office.

          (c) The transfer of this Security is registrable on the Security Register of the Company upon surrender of this Security for registration of transfer at the Designated Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. Such Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof, No service charge shall be made for any such registration of transfer, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith. Prior to due presentation of this Security for registration of transfer, the Company and any agent of the Company may treat the Person in whose name this Security is registered as the owner thereof for all purposes, whether or not this Security be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

          (d) The Company shall keep at the Designated Office a register for the registration and registration of transfers of Convertible Notes. The name and address of each holder of one or more Convertible Notes, each transfer thereof and the name and address of each transferee of one or more Convertible Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Convertible Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Convertible Note promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Convertible Notes.

          (e) Upon surrender of any Convertible Note at the Designated Office for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Convertible Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Convertible Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Convertible Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Convertible Note. Each such new Convertible Note shall be payable to such Person as such holder may request and shall be substantially in the form of this Security. Each such new Convertible Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Convertible Note or dated the date of the surrendered Convertible Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of this Security. Convertible Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Convertible Notes, one Convertible Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Convertible Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 3 of the Note Purchase Agreement.

          (f) Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Security (which evidence shall be notice from such holder of such ownership and such loss, theft, destruction or mutilation), and

          (i) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provide) that if the holder of this Security is, or is a nominee for, an original holder or another institutional investor holder of this Security, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

          (ii) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Convertible Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Convertible Note or dated the date of such lost, stolen, destroyed or mutilated Convertible
Note if no interest shall have been paid thereon.

          (G) THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

          (h) So long as you or your nominee shall be holder of this Security and notwithstanding anything in this Security to the contrary, the Company will pay all sums becoming due hereunder for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule I of the Note Purchase Agreement, or by such other method provided in the Preamble or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of this Security, or the making of any notation hereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment in full of this Security, you shall surrender this Security for cancellation, reasonably promptly after any such request to the Company at its principal executive office or at the place of payment most recently designated by the Company. Prior to any sale or other disposition of this Security you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender this Security to the Company in exchange for a new Convertible Note pursuant to the terms hereof. The Company will afford the benefits of this Section to any institutional investor that is the direct or indirect transferee of this Security.


                     [END OF PAGE - SIGNATURE PAGE FOLLOWS]

                    Signature Page of Note Purchase Agreement

for the purpose of implementing or effectuating the provisions contained herein, in the Convertible Notes or in the Registration Rights Agreement.

                                                     Very truly yours,

                                                     CELGENE CORPORATION

                                                     By:/s/ Sol J. Barer
                                                        ------------------------
                                                        Name: Sol J. Barer
                                                        Title: Pres/COO

       Signature Page of Note Purchase Agreement with Celgene Corporation

Accepted as of the date hereof:

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

By:      /s/Stephen J. Blewitt
   -----------------------------------
Name:       Stephen J. Blewitt
     ---------------------------------
Title:      Senior Investment Officer
      --------------------------------

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

By:      /s/Stephen J. Blewitt
   -----------------------------------
Name:       Stephen J. Blewitt
     ---------------------------------
Title:      Senior Investment Officer
      --------------------------------

SIGNATURE 1A (CAYMAN), LTD.
By: John Hancock Mutual Life Insurance
         Company, Portfolio Advisor .

By:      /s/Stephen J. Blewitt
   -----------------------------------
Name:       Stephen J. Blewitt
     ---------------------------------
Title:      Senior Investment Officer
      --------------------------------

Signature 3 Limited

  By: John Hancock Mutual Life Insurance Company,
         as Portfolio Advisor

By:      /s/Stephen J. Blewitt
   -----------------------------------
Name:       Stephen J. Blewitt
     ---------------------------------
Title:      Senior Investment Officer
      --------------------------------

Hancock Mezzanine Partners L.P.
By: Hancock Mezzanine Investments LLC, its General Partner
By: John Hancock Mutual Life Insurance Company.
                           as Investment Manager

By:      /s/Stephen J. Blewitt
   -----------------------------------
Name:       Stephen J. Blewitt
     ---------------------------------
Title:      Senior Investment Officer
      --------------------------------

                    ELECTION OF HOLDER TO REQUIRE REPURCHASE

     1. Pursuant to Section 3(a) of this Security, the undersigned hereby elects to have all or a portion of this Security repurchased by the Company.

     2. The undersigned hereby directs the Company to pay [choose one] (a) it or
(b)  Name:  _______________________;  address:  _______________________;  Social
Security or Other Taxpayer Identification Number, if any: __________________, an amount in cash or equal to 100% of the principal amount to be repurchased (as set forth below), plus interest accrued to the Repurchase Date, as provided herein.

                                            Dated:
                                                  ------------------------------

                                                  ------------------------------
                                                           Signature

Number of shares of Common Stock
owned by the holder and its affiliates:
                                       --------------------

Principal amount to be repurchased
(an integral multiple of $1,000):
                                       --------------------

Remaining principal amount following such repurchase
(not less than $1,000):
                                       --------------------

NOTICE: The signature to the foregoing Election must correspond to the name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

                                CONVERSION NOTICE

     The undersigned holder of this Security hereby irrevocably exercises the option to convert this Security, or any portion of the principal amount hereof (which is an integral multiple of $1,000) below designated, into shares of Common Stock (subject to the limitation set forth in the second paragraph of Section 2(a) of the Security) in accordance with the terms of this Security, and directs that such shares, together with a check in payment for any fractional share and any Security representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If shares of Common Stock or Securities are to be registered in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

Dated:
      ------------------------------              ------------------------------
                                                           Signature

Number of shares of Common Stock
owned by the holder and its affiliates:
                                       ------------------------------

If  shares  or  Securities  are  to be    If only a portion of the Securities is
registered  in the  name  of a  person    to be converted, please indicate:
other than the  holder,  please  print
such person's name and address:


                                          1.   Principal amount to be converted:

                                               $
------------------------------                  ------
           Name

                                          2.   Principal amount and denomination
                                               of     Security      representing
                                               unconverted  principal  amount to
                                               be issued:

------------------------------
         Address
                                               Amount: $__________

                                               Denominations: $__________
                                               (any integral multiple of $1,000)
------------------------------
Social Security or other Taxpayer
Identification Number, if any

                                                                        ANNEX II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     (a) Each of the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and each report filed by the Company pursuant to the Exchange Act after the filing of such Annual Report on Form 10-K (collectively, the "Exchange Act Reports") conforms in all material respects with the requirements of the Exchange Act and the rules and regulations of the Securities and Exchange Commission thereunder; and no such document, when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (b) All the outstanding shares of capital stock of the Company have been authorized duly and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights; the Shares initially issuable upon conversion of the Convertible Notes have been duly and validly authorized and reserved for issuance out of the Company's authorized and unissued shares of Common Stock and, when issued and delivered in accordance with the provisions of the Convertible Notes will be duly and validly issued, fully paid and non-assessable and will conform to the description of the Common Stock contained in the Company's Registration Statement on Form 8-A, File No. 0-16132.

     (c) The Convertible Notes has been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, issued and delivered and will constitute a valid and legally binding obligation of the Company; and the Registration Rights Agreement has been duly authorized and, when executed and delivered by the parties thereto, will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     (d) The execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Convertible Notes, compliance by the Company with all provisions hereof and thereof and the consummation of the transactions contemplated hereby or thereby and the issuance and delivery of the Convertible Notes will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its Subsidiaries, or any agreement, indenture or other instrument to which it or any of its Subsidiaries is a party or by which it or any of its Subsidiaries or their respective properties are bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company, any of its subsidiaries or their respective property; and, except (i) as required pursuant to the Registration Rights Agreement, or
(ii) for the disclosure required to be included in the Company's next Quarterly Report on Form 10-Q, when filed, pursuant to Item 2(c) of Form 10-Q, no consent, approval, authorization or order of or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Registration

Rights Agreement and the Convertible Notes by the Company and the consummation of the transactions contemplated hereby and thereby.

     (e) Except as otherwise set forth in the Exchange Act Reports, there are no material legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any of their respective property is the subject which, if determined adversely to the Company or its subsidiaries, might have a Material Adverse Effect, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated.

     (f) The Company is not, and the Company covenants that at any time when the Convertible Notes are outstanding it will not be, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940, as amended.

     (g) When the Convertible Notes are issued and delivered pursuant to this Agreement, the Convertible Notes will not be of the same class (within the meaning of Rule 144A under the Securities Act of 1933) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

     (h) The Company is, and the Company covenants that while the Convertible Notes are outstanding it will remain, subject to Section 13 or 15(d) of the Exchange Act.

     (i) Neither the Company nor any person acting on its behalf has offered or sold the Convertible Notes by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act.

     (j) The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Other Agreements and the Convertible Notes and to perform the provisions hereof and thereof.

     (k) The Company, through its agent, Warburg, Dillon, Read LLC, has delivered to each Purchaser a copy of a Private Placement Memorandum, dated December 1998 (the "MEMORANDUM"), relating to the transactions contemplated hereby. The "Executive Summary", "Investment Highlights" and "Management and Directors" sections of the Memorandum, when read together with Exhibits 1, 2 and 3 of the Memorandum, fairly describe, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. This Agreement, the aforesaid sections of the Memorandum and the documents, certificates or other writings delivered to you by or on behalf of the Company pursuant hereto taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or in one of the documents, certificates or other writings identified therein, or in the financial statements comprising part of Exhibits 1, 2 or 3 of the Memorandum, since September 30, 1998, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum (including the Exhibits thereto) or in the other documents, certificates and other writings delivered to you by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby. The projections referred to in the Memorandum in Section 4 were prepared in good faith, are based upon assumptions that the Company believes are reasonable to make and, in good faith judgment of the Company, take into account all Material information regarding the matters set forth therein. Such projections represent a reasonable estimate by the Company of the future financial performance of the Company. The Company does not presently anticipate any Material deviation from such projections and the Company reasonably believes that the results of operations reflected therein are obtainable. The statements of action the Company plans to take, the prediction of potential sales and returns on investments and similar statements regarding events to occur in the future contained in Section 2 of the Memorandum were made in good faith, are based upon assumptions that the Company believes are reasonable to make and take into account all Material information regarding the matters set forth therein. Such statements represent a reasonable estimate by the Company of the future performance of the Company and are not statements of currently existing facts. The Company does not presently anticipate any Material deviation from such plans or predictions and the Company reasonably believes that the results suggested by such predictions are obtainable.

     (1) No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Convertible Notes.

     (m) (i) the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others, except for those conflicts that individually, or in the aggregate, would not have a Material Adverse Effect;

          (ii) to the best knowledge of the Company, no product of the Company infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person except for those infringements which would not individually, or in the aggregate, have a Material Adverse Effect; and

          (iii) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its
     Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other fight owned or used by the Company or any of its Subsidiaries.

     (n) (i) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

          (ii) The present value of the aggregate benefit liabilities under each of the Plans subject to Title IV of ERISA (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

          (iii)  The  Company  and  its  ERISA   Affiliates  have  not  incurred
     withdrawal  liabilities  (and  are not  subject  to  contingent  withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

          (iv) The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

          (v) The execution and delivery of this Agreement and the issuance and sale of the Convertible Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section
     4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section Annex II n(v) is made in reliance upon and subject to the accuracy of the representation made by each Purchaser in Section 3 of this Agreement as to the sources of the funds used to pay the purchase price of the Convertible Notes to be purchased by the Purchasers.

     (o) Neither the Company nor anyone acting on its behalf has offered the Convertible Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you, the Other Purchasers and no other Institutional Investors, each of which has been offered the Convertible Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Convertible Notes to the registration requirements of Section 5 of the Securities Act.

     (p) No part of the proceeds from the sale of the Convertible Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

     (q) Neither the sale of the Convertible Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

     (r) Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and neither the Company nor any Subsidiary has any knowledge of any proceeding that has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in writing,

          (i) neither the Company nor any Subsidiary has knowledge of any facts which is reasonably likely to give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by the Company or any Subsidiary or to their respective assets or the use thereof, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

          (ii) neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by the Company or any Subsidiary and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws, in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

          (iii) all buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where the failure to comply could not reasonably be expected to result in a Material Adverse Effect.

     (s) The Company has (i) initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by suppliers, vendors and customers) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Company or any of its Subsidiaries (or suppliers, vendors and customers) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. Based on the foregoing, the Company believes that its computer applications that are material to its or any of its Subsidiaries' business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 compliant"), except to the extent that a failure to do so could not reasonably be expected to have Material Adverse Effect. The Company is not aware that any of its suppliers, vendors and customers' computer applications that are Material to the Company's or any of its Subsidiaries' business and operations are not expected on a timely basis to be Year 2000 compliant. The Company has requested a certificate from suppliers, vendors and customers certifying that such Person is Year 2000 compliant. As of the date hereof, the Company has not received all of such certificates.

     All representations and warranties contained herein shall survive the execution and delivery of this Note Purchase Agreement, the Convertible Notes and the Registration Rights Agreement, the purchase or transfer by a holder of a Convertible Note or any portion thereof or interest therein and the payment of any Convertible Note and may be relied upon by any subsequent holder of a Convertible Note regardless of any investigation made at any time by or on behalf of you or any other holder of a Convertible Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Note Purchase Agreement shall be deemed representations and warranties of the Company under this Note Purchase Agreement. Subject to the preceding sentence, this Note Purchase Agreement, the Convertible Notes, and the Registration Rights Agreement, embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

                                                                       ANNEX III

                           OPINION OF COMPANY COUNSEL

     (a) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority required to carry on its business as described in the Exchange Act Reports and to own, lease and operate its properties.

     (b) All the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

     (c) The Shares initially issuable upon conversion of the Convertible Notes have been duly authorized and reserved for issuance and when issued and delivered upon conversion in accordance with the provisions of the Convertible Notes, will have been validly issued and will be fully paid and non-assessable, and the issuance of such Shares is not subject to any preemptive or similar rights.

     (d) This Note Purchase Agreement has been duly authorized, executed and delivered by the Company and is enforceable in accordance with its terms.

     (e) The Convertible Notes have been duly authorized, executed, issued and delivered, and constitutes the valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     (f) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; provided that such counsel need express no opinion with respect to Section 6 of such Agreement.

     (g) The authorized capital stock of the Company, including the Common Stock, conforms as to legal matters to the description thereof contained in the Company's Registration Statement on Form 8-A, File No. 0-16132.

     (h) Except (i) as required pursuant to the Registration Rights Agreement, or (ii) for the disclosure required to be included in the Company's next Quarterly Report on Form 10-Q, when filed, pursuant to Item 2(c) of Form 10-Q, no consent, approval, authorization or order of or filing or registration with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Convertible Notes by the Company and the consummation of the transactions contemplated by this Agreement and thereby.

     (i) The execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Convertible Notes by the Company, compliance by the Company with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any agreement, indenture or other instrument to which the Company is a party or by which the Company or its properties are bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company or its properties in any case which is reasonably likely to have a Material Adverse Effect.

     (j) The Company is not and is not controlled by a company that is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940, as amended.

     (k) Assuming that the proceeds are used in accordance with the Officers' Certificate, no part of the proceeds of the sale of the Convertible Notes will be used directly or indirectly to purchase, acquire or carry any "margin security" or "margin stock" as such terms are used in Regulation U, X and T of the Board of Governors of the Federal Reserve System 12 C.F.R. Parts 221,224 and 220 respectively.

                          ['33 Act and '39 Act opinion]

                                  [litigation]

                                   SCHEDULE I
                                   Cover Page

          Payee                                             Amount                    No.
          -----                                             ------                    ---
John Hancock Mutual Life Insurance                        $2,100,000                  R-1
Company

John Hancock Mutual Life Insurance                        $2,000,000                  R-2
Company

John Hancock Mutual Life Insurance                          $200,000                  R-3
Company

John Hancock Variable Life Insurance                        $200,000                  R-4
Company

John Hancock Mutual Life Insurance                          $500,000                  R-5
Company

Signature lA (Cayman), Ltd.                                 $500,000                  R-6
(nominee: Barnett & Co.)

Signature 3 Limited                                       $2,000,000                  R-7
(nominee: Hare & Co.)

Hancock Mezzanine Partners L.P.                           $7,500,000                  R-8

                                   SCHEDULE I
                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

     $2,100,000 GENERAL ACCOUNT
     $2,000,000 GUARANTEED BENEFIT SUB ACCOUNT
     $200,000 SEPARATE ACCOUNT 12

1. All payments on account of the Convertible Notes or other obligations in accordance with the provisions thereof shall be made by bank wire transfer of immediately available funds for credit, not later than 12 noon, Boston time, to:

         BankBoston
         ABA No. 011000390
         Boston, Massachusetts 02110
         Account of:      John Hancock Mutual Life Insurance Company
                          Private Placement Collection Account

         Account Number: 541-55417
         On Order of: Celgene Corporation [PPN No.]o
         Celgene Corporation 9.00% Senior Convertible Notes due January 20, 2004

2.   Contemporaneous with the above wire transfer, advice setting forth:

          (1) the full name, interest rate and maturity date of the Convertible Notes or other obligations;
          (2) allocation of payment between principal and interest and any special payment; and
          (3) name and address of Bank (or Trustee) from which wire transfer was sent shall be delivered or faxed and mailed to:

          John Hancock Mutual Life Insurance Company
          200 Clarendon Street
          Boston, MA 02117
          Attention: Manager
                     Investment Accounting Division, B-3
          Fax: 617-572-0628

3. All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or faxed and mailed to:

          John Hancock Mutual Life Insurance Company
          200 Clarendon Street
          Boston, MA 02117
          Attention: Manager

                                     1 of 12

                     Investment Accounting Division, B-3
          Fax: 617-572-0628

4.   All other  communications  which  shall  include,  but not be  limited  to,
     financial   statements  and   certificates  of  compliance  with  financial
     covenants, shall be delivered or faxed and mailed to:

          John Hancock Mutual Life Insurance Company
          200 Clarendon Street
          Boston, MA 02117
          Attention:    Bond and Corporate Finance Group, T-57
          Fax: 617-572-1605

5. A copy of any notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or faxed and mailed to:

          John Hancock Mutual Life Insurance Company
          200 Clarendon Street
          Boston, MA 02117
          Attention:    Investment Law Division, T-50
          Fax: 617-572-9268

6. All securities shall be registered in the name of: John Hancock Mutual Life Insurance Company

7.   Tax I.D. No. 04-1414660


                                     2 of 12

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                                    $200,000

1. All payments on account of the Convertible Notes or other obligations in accordance with the provisions thereof shall be made by bank wire transfer of immediately available funds for credit, not later than 12 noon, Boston time, to:

         BankBoston
         ABA No. 011000390
         Boston, Massachusetts 02110
         Account of:       John Hancock Mutual Life Insurance Company
                           Private Placement Collection Account

         Account Number: 541-55417
         On Order of: Celgene Corporation [PPN No.]
         Celgene Corporation 9.00% Senior Convertible Notes due January 20, 2004

2.   Contemporaneous with the above wire transfer, advice setting forth:

          (1) the full name, interest rate and maturity date of the Convertible Notes or other obligations;
          (2) allocation of payment between principal and interest and any special payment; and
          (3) name and address of Bank (or Trustee) from which wire transfer was sent shall be delivered or fixed and mailed to:

          John Hancock Mutual Life Insurance Company
          200 Clarendon Street
          Boston, MA 02117
          Attention: Manager
                     Investment Accounting Division, B-3
          Fax: 617-572-0628

3. All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or faxed and mailed to:

          John Hancock Mutual Life Insurance Company
          200 Clarendon Street
          Boston, MA 02117
          Attention: Manager
                     Investment Accounting Division, B-3
          Fax: 617-572-0628


                                     3 of 12

4.   All other  communications  which  shall  include,  but not be  limited  to,
     financial   statements  and   certificates  of  compliance  with  financial
     covenants, shall be delivered or faxed and mailed to:

          John Hancock Mutual Life Insurance Company
          200 Clarendon Street
          Boston, MA 02117
          Attention: Bond and Corporate Finance Group, T-57
          Fax: 617-572-1605

5. A copy of any notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or faxed and mailed to:

          John Hancock Mutual Life Insurance Company
          200 Clarendon Street
          Boston, MA 02117
          Attention:    Investment Law Division, T-50
          Fax: 617-572-9268

6. All securities shall be registered in the name of: John Hancock Variable Life Insurance Company

7.   Tax I.D. No. 04-2664016




                                    4 of 12

                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                                    $500,000
                               SEPARATE ACCOUNT 18

1. All payments on account of the Convertible Notes or other obligations in accordance with the provisions thereof shall be made by bank wire transfer of immediately available funds for credit, not later than 12 noon, Boston time, to:

         Investors Bank & Trust Company
         Boston, Massachusetts 02110 ABA No. 011001438
         Account Number: 79650-9107
         for further credit to Separate Account 18, Account 99266
         On Order of: Celgene Corporation [PPN No.]
         Celgene Corporation 9.00% Senior Convertible Notes due January 20, 2004

2.   Contemporaneous with the above wire transfer, advice setting forth:

          (1) the full name, interest rate and maturity date of the Convertible Notes or other obligations;
          (2) allocation of payment between principal and interest and any special payment; and
          (3) name and address of Bank (or Trustee) from which wire transfer was sent shall be delivered or faxed and mailed to:

          John Hancock Mutual Life Insurance Company
          200 Clarendon Street
          Boston, MA 02117
          Attention: Manager
                     Investment Accounting Division, B-3
          Fax: 617-572-0628

3. All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or faxed and mailed to:

          John Hancock Mutual Life Insurance Company
          200 Clarendon Street
          Boston, MA 02117
          Attention: Manager
                     Investment Accounting Division, B-3
          Fax: 617-572-0628


                                     5 of 12

4.   All other  communications  which  shall  include,  but not be  limited  to,
     financial   statements  and   certificates  of  compliance  with  financial
     covenants, shall be delivered or faxed and mailed to:

          John Hancock Mutual Life Insurance Company
          200 Clarendon Street
          Boston, MA 02117
          Attention:    Bond and Corporate Finance Group, T-57
          Fax: 617-572-1605

5. A copy of any notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or faxed and mailed to:

          John Hancock Mutual Life Insurance Company
          200 Clarendon Street
          Boston, MA 02117
          Attention:    Investment Law Division, T-50
          Fax: 617-572-9268

6. All securities shall be registered in the name of: John Hancock Mutual Life Insurance Company

7.   Tax I.D. No. 04-1414660





                                     6 of 12

                           SIGNATURE lA (CAYMAN), LTD.
                                    $500,000

1. All payments on account of the Convertible Notes or other obligations in accordance with the provisions thereof shall be made by bank wire transfer of immediately available funds for credit, not later than 12 noon, Boston time, to:

          Bankers Trust Company
          ABA #021-001-033 Acct. #99-911-145
          For further credit to: Bankers Trust Company, as Indenture Trustee for
               Signature lA (Cayman), Ltd., Account #98016

2.   Contemporaneous with the above wire transfer, advice setting forth:

          (1) the full name, interest rate and maturity date of the Convertible Notes or other obligations;
          (2) allocation of payment between principal and interest and any special payment; and
          (3) name and address of Bank (or Trustee) from which wire transfer was sent, shall be delivered or faxed and mailed to:

          John Hancock Mutual Life Insurance Company
          Company, Portfolio Advisor
          200 Clarendon Street
          Boston, MA 02117
          Attention: George H. Braun
                     Bond and Corporate Finance Group, T-57
          Fax: 617-572-1605

          with a copy to:

          John Hancock Mutual Life Insurance Company
          200 Clarendon Street
          Boston, MA 02117
          Attention: Manager
                     Investment Accounting Division, B-3
          Fax: 617-572-0628

3. All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or faxed and mailed to:

          John Hancock Mutual Life Insurance Company
          Company, Portfolio Advisor
          200 Clarendon Street
          Boston, MA 02117

                                     7 of 12

          Attention: George H. Braun
                     Bond and Corporate Finance Group, T-57
          Fax: 617-572-1605

          with a copy to:

          John Hancock Mutual Life Insurance Company
          200 Clarendon Street
          Boston, MA 02117
          Attention: Manager
                     Investment Accounting Division, B-3
          Fax: 617-572-0628

4.   All other  communications  which  shall  include,  but not be  limited  to,
     financial   statements  and   certificates  of  compliance  with  financial
     covenants, shall be delivered or faxed and mailed to:

          John Hancock Mutual Life Insurance Company
          Company, Portfolio Advisor
          200 Clarendon Street
          Boston, MA 02117
          Attention: George H. Braun
                     Bond and Corporate Finance Group, T-57
          Fax: 617-572-1605

5. A copy of any notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or faxed and mailed to:

          John Hancock Mutual Life Insurance Company
          200 Clarendon Street
          Boston, MA 02117
          Attention: Investment Law Division, T-50
          Fax: 617-572-9268

6.   Execution documents shall be executed as follows:

          SIGNATURE lA (CAYMAN), LTD.
          By: John Hancock Mutual Life Insurance
                   Company, Portfolio Advisor

          By:
             ----------------------------------------
          Title:
                -------------------------------------
                  [authorized John Hancock Officer]

7.   All securities shall be registered in the name of: BARNETT & CO.


                                     8 of 12

                         SIGNATURE 3 LIMITED $2,000,000

1. All payments on account of the Convertible Notes or other obligations in accordance with the provisions thereof shall be made by bank wire transfer of immediately available funds for credit, not later than 12 noon, Boston time, to:

         Investors Bank & Trust Company
         Boston, Massachusetts 02110
         ABA No. 011001438
         Account Number: 796509107
         for further credit to Signature 3 Limited, Account 99292
         On Order of: Celgene Corporation [PPN No.]
         Celgene Corporation 9.00% Senior Convertible Notes due January 20, 2004

2.   Contemporaneous with the above wire transfer, advice setting forth:

          (1) the full name, interest rate and maturity date of the Convertible Notes or other obligations;
          (2) allocation of payment between principal and interest and any special payment; and
          (3) name and address of Bank (or Trustee) from which wire transfer was sent shall be delivered or faxed and mailed to:

          John Hancock Mutual Life Insurance Company
          200 Clarendon Street
          Boston, MA 02117
          Attention: Manager
                     Investment Accounting Division, B-3
          Fax: 617-572-0628

3. All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or faxed and mailed to:

          John Hancock Mutual Life Insurance Company
          200 Clarendon Street
          Boston, MA 02117
          Attention: Manager
                     Investment Accounting Division, B-3
          Fax: 617-572-0628

4.   All other  communications  which  shall  include,  but not be  limited  to,
     financial   statements  and   certificates  of  compliance  with  financial
     covenants, shall be delivered or faxed and mailed to:

          John Hancock Mutual Life Insurance Company
          200 Clarendon Street

                                     9 of 12

          Boston, MA 02117
          Attention:    Bond and Corporate Finance Group, T-57
          Fax: 617-572-1605

5. A copy of any notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or faxed and mailed to:

          John Hancock Mutual Life Insurance Company
          200 Clarendon Street
          Boston, MA 02117
          Attention: Investment Law Division, T-50
          Fax: 617-572-9268

6.   Execution documents shall be executed as follows:

          Signature 3 Limited

          By: John Hancock Mutual Life Insurance Company,
                   as Portfolio Advisor

          By:
             ----------------------------------------
                   [authorized John Hancock Officer]

7.   All securities shall be registered in the name of: Hare & Co.

8.   Tax I.D. No.: Not Applicable.


                                    10 of 12

                         HANCOCK MEZZANINE PARTNERS L.P.
                                   $7,500,000

1. All payments on account of the Notes or other obligations in accordance with the provisions thereof shall be made by bank wire transfer of immediately available funds for credit, not later than 12 noon, Boston time, to:

         Investors Bank & Trust Company
         Boston, Massachusetts 02110
         ABA No. 011001438
         Account Number: 58215013
         for further credit to Hancock Mezzanine Partners L.P., Account 99274
         On Order of: Celgene Corporation [PNN No.]
         Celgene Corporation 9.00% Senior Convertible Notes due January 20, 2004

2.   Contemporaneous with the above wire transfer, advice setting forth:

          (1) the full name, interest rate and maturity date of the Notes or other obligations;
          (2) allocation of payment between principal and interest and any special payment; and
          (3) name and address of bank (or Trustee) from which wire transfer was sent shall be delivered or faxed and mailed to:

          John Hancock Mutual Life Insurance Company
          200 Clarendon Street
          Boston, MA 02117
          Attention: Manager
                     Investment Accounting Division, B-3
          Fax: 617-572-0628

3. All notices with respect to prepayments, both scheduled and unscheduled, whether partial or in full, and notice of maturity shall be delivered or faxed and mailed to:

          John Hancock Mutual Life Insurance Company
          200 Clarendon Street
          Boston, MA 02117
          Attention: Manager
                     Investment Accounting Division, B-3
          Fax: 617-572-0628

4.   All other  communications  which  shall  include,  but not be  limited  to,
     financial   statements  and   certificates  of  compliance  with  financial
     covenants, shall be delivered or faxed and mailed to:

          John Hancock Mutual Life Insurance Company
          200 Clarendon Street


                                    11 of 12

          Boston, MA 02117
          Attention:    Bond and Corporate Finance Group, T-57
          Fax: 617-572-1605

5. A copy of any notices relating to change in issuer's name, address or principal place of business or location of collateral and a copy of any legal opinions shall be delivered or faxed and mailed to:

          John Hancock Mutual Life Insurance Company
          200 Clarendon Street
          Boston, MA 02117
          Attention:    Investment Law Division, T-50
          Fax: 617-572-9268

6.   Execution documents shall be executed as follows:

          Hancock Mezzanine Partners L.P.
          By: Hancock Mezzanine Investments LLC, its General Partner
          By: John Hancock Mutual Life Insurance Company.
                  as Investment Manager

          By:
             ----------------------------------------
                 [authorized John Hancock Officer]

7. All securities shall be registered in the name of: Hancock Mezzanine Partners L.P.

8.   Tax I.D. No. 04-3428544


                                    12 of 12